UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 18, 2016

America's Car-Mart Inc.
(Exact Name of Registrant as Specified in Charter)

Texas	0-14939	63-0851141
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

802 Southeast Plaza Avenue, Suite 200, Bentonville, Arkansas 72712
(Address of Principal Executive Offices) (Zip Code)

(479) 464-9944
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 18, 2016, America’s Car-Mart, Inc. issued a press release announcing its operating results for the first fiscal quarter ended July 31, 2016. The press release contains certain financial, operating and other information for the period ended July 31, 2016. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2., the information contained in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended. America’s Car-Mart, Inc. undertakes no obligation to update or revise this information.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1	Press release announcing operating results for the first fiscal quarter ended July 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America's Car-Mart Inc.

Date: August 19, 2016	By:	/s/ Jeffrey A. Williams
Jeffrey A. Williams
President, Chief Financial Officer and Secretary (Principal Financial Officer)

Exhibit Index

Exhibit 99.1	Press release announcing operating results for the first fiscal quarter ended July 31, 2016.